Subsequent events occurred after reporting period	12 Months Ended
Dec. 31, 2019
Subsequent events occurred after reporting period [Abstract]
Subsequent events occurred after reporting period

52.	Subsequent events occurred after reporting period

(a)	Acquisition of residual interest in Orange Life Insurance Co. Ltd.

The Group, pursuant to its Board of Directors’ resolution on November 14, 2019, reached a decision on exchanging of the common shares of Shinhan Financial Group Co., Ltd. (the “Company”) and Orange Life Insurance Co. Ltd. (“Orange Life”) by means of a small-scale stock exchange, with the purpose to enable the Group to hold 100% of the stock of Orange Life. The stock exchange was consummated on January 28, 2020, at an exchange ratio of 0.6601483 shares of the Company for each share of Orange Life. As a result, the shares issued by Orange Life and owned by shareholders of Orange Life other than the Company were transferred to the Company on January 28, 2020 and such shareholders became shareholders of the Group by acquiring 8,232,906 newly issued shares in exchange for 13,882,062 treasury shares of the Group. Upon the share exchange, Orange Life became a wholly owned subsidiary of the Group.

(b)	Coronavirus disease (COVID-19)

The rapid spread of the recent coronavirus (COVID-19) pandemic has had far-reaching negative consequences on global economy, which could impact our ability to generate revenues and negatively impact specific portfolios through negative rating migrations, higher than expected credit losses and potential impairments of assets. The ECL at December 31, 2019 was estimated based on a range of forecast economic conditions as at that date. The impact on GDP and other key indicators will be considered when determining the severity and likelihood of downside economic scenarios that will be used to estimate ECL under IFRS 9 in 2020. Even though the Group is closely monitoring the situation, the impact on the Group resulting from the virus cannot be estimated as of the issuance date.